UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2026

KORN FERRY

(Exact name of registrant as specified in its charter)

Delaware	001-14505	95-2623879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Avenue of the Stars, Suite 1225
Los Angeles, California 90067
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 552-1834

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	KFY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 6, 2026, Korn Ferry, a Delaware corporation (the “Company”), issued a conditional notice of redemption (the “Notice”) for the redemption (the “Redemption”) of its 4.625% Senior Notes due 2027 (CUSIP Nos. 50067P AA7/U5007Q AA9) (the “Notes”), which were issued pursuant to an indenture, dated as of December 16, 2019 (the “Indenture”), among the Company, the guarantors party thereto, and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee.

Subject to the satisfaction or waiver of the condition described below, the Company will redeem the entire outstanding principal amount of the Notes on August 18, 2026 (the “Redemption Date”), in cash, at the redemption price equal to 100% of the outstanding principal amount of the Notes, or $400 million, together with accrued and unpaid interest up to but not including the Redemption Date. The Redemption is conditioned upon the completion of one or more debt financing transactions and the receipt of aggregate gross proceeds by the Company of at least $400 million on or before the Redemption Date, which condition may be waived by the Company in its sole discretion.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 concerning the Redemption. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “may,” “plan,” “will” or other similar expressions. Such forward-looking statements include, but are not limited to, statements relating to the consummation or timing of the Redemption or the satisfaction or waiver of the conditions related thereto. These forward-looking statements are based on management’s current expectations and assumptions and a number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. Such risks and uncertainties, many of which are outside of the control of the Company include, but are not limited to: the ability of the Company to complete any financing transactions to receive sufficient proceeds, if at all, and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission by the Company. The Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN FERRY
(Registrant)

Date: August 6, 2026	/s/ Jonathan Kuai
(Signature)
	Name:	Jonathan Kuai
	Title:	Chief People & Legal Officer